American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2050 Portfolio
April 30, 2024

One Choice Blend+ 2050 Portfolio - Schedule of Investments
APRIL 30, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 56.7%
Avantis U.S. Equity Fund G Class	506,631	8,278,357
Avantis U.S. Small Cap Value Fund G Class	45,212	733,338
Focused Dynamic Growth Fund G Class(2)	97,117	5,540,519
Focused Large Cap Value Fund G Class	539,911	5,544,886
Heritage Fund G Class	46,985	1,288,811
Mid Cap Value Fund G Class	84,016	1,319,887
Small Cap Growth Fund G Class(2)	34,963	728,276
		23,434,074
International Equity Funds — 26.0%
Avantis Emerging Markets Equity Fund G Class	92,061	1,056,860
Avantis International Equity Fund G Class	259,363	3,052,704
Emerging Markets Fund G Class	143,286	1,537,461
Focused International Growth Fund G Class	102,579	1,686,407
Global Real Estate Fund G Class	86,757	1,016,790
International Small-Mid Cap Fund G Class	70,335	685,762
Non-U.S. Intrinsic Value Fund G Class	183,958	1,725,527
		10,761,511
Domestic Fixed Income Funds — 12.6%
Avantis Core Fixed Income Fund G Class	478,693	3,882,196
High Income Fund G Class	116,770	985,537
Inflation-Adjusted Bond Fund G Class	34,928	356,266
		5,223,999
International Fixed Income Funds — 4.7%
Emerging Markets Debt Fund G Class	60,186	523,018
Global Bond Fund G Class	167,821	1,433,195
		1,956,213
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $38,126,618)		41,375,797
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$41,375,797

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$5,165	$2,747	$336	$702	$8,278	507	$1	$96
Avantis U.S. Small Cap Value Fund	483	246	41	45	733	45	1	12
Focused Dynamic Growth Fund(3)	3,404	1,910	511	738	5,541	97	12	—
Focused Large Cap Value Fund	3,385	2,379	439	220	5,545	540	(46)	171
Heritage Fund	806	426	75	132	1,289	47	2	8
Mid Cap Value Fund	801	552	40	7	1,320	84	(6)	60
Small Cap Growth Fund(3)	464	266	28	26	728	35	(1)	—
Avantis Emerging Markets Equity Fund	643	402	29	41	1,057	92	(4)	33
Avantis International Equity Fund	1,888	1,154	100	111	3,053	259	(6)	88
Emerging Markets Fund	963	584	59	49	1,537	143	(17)	33
Focused International Growth Fund	1,042	727	124	41	1,686	103	(16)	20
Global Real Estate Fund	628	430	51	10	1,017	87	(13)	32
International Small-Mid Cap Fund	421	258	21	28	686	70	(5)	13
Non-U.S. Intrinsic Value Fund	1,078	816	45	(123)	1,726	184	(3)	184
Avantis Core Fixed Income Fund	2,234	1,927	237	(42)	3,882	479	(33)	106
High Income Fund	554	431	13	14	986	117	(1)	43
Inflation-Adjusted Bond Fund	195	169	—	(8)	356	35	—	10
Emerging Markets Debt Fund	295	241	4	(9)	523	60	(1)	20
Global Bond Fund	818	647	34	2	1,433	168	(5)	29
	$25,267	$16,312	$2,187	$1,984	$41,376	3,152	$(141)	$958
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.